UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                  Form 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported)  January 25, 2001


                     Commission File Number 000-30653



                        BOOK CORPORATION OF AMERICA
           -----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


          Utah                                              87-0375228
------------------------------                      -----------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                      Identification Number)


                           4894 Mt. Elbrus Drive
                           San Diego, California
                  ---------------------------------------
                  (Address of principal executive offices)

                                   92117
                                   ------
                                 (Zip Code)


                               (858) 565-1073
                             ------------------
              (Registrant's Executive Office Telephone Number)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


     (a) On March 25, 2001, the Company engaged Nilson & Associates ("N&A") as its independent accountant. The decision to engage N&A as the Company's independent accountant was recommended by the Company's Chief Executive Officer and approved by the Company's Board of Directors.

     (b) In a report dated March 16, 2000, Schvaneveldt and Company, Certified Public Accountants, reported on the Company's financial statements as of October 31, 1999, 1998 and 1997, and the related statements of operations, stockholders' equity and cash flows for the years then ended, and for the period from inception through October 31, 1999. Such report did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles. Schvaneveldt and Company, Certified Public Accountants, understands that they were dismissed as the Company's independent accountants effective March 25, 2001, due to the unexpected death of Darrell Schvaneveldt. The decision to dismiss Schvaneveldt and Company was made by the Company's Chief Executive Officer and neither recommended or approved by the Company's Board of Directors. Thereafter, the Company engaged N&A as its independent accountants on March 25, 2001.

     (c) During the two years ended October 31, 2000 and 1999, and the subsequent interim period to March 25, 2001, preceding the decision to engage independent accountants, neither the Company nor anyone on its behalf consulted N&A regarding either the application of accounting principles to a specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has N&A provided to the Company a written report or oral advice regarding such principles or audit opinion.

     (d) During the two years ended October 31, 2000 and 1999, and for the period from October 31, 2000 to March 25, 2001, the date of dismissal, there were: (i) no disagreements between the Company and Schvaneveldt and Company on any matter or accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schvaneveldt and Company would have caused it to make reference thereto in its report; and (ii) no reportable events as defined in paragraph 304(a)(1)(iv) of Regulation S-B.

     Schvaneveldt and Company, Certified Public Accountants, has provided the Company with a letter pursuant to Rule 304 of Regulation S-B.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits.  The following exhibits are included as part of this report:


    Exhibit      SEC
    Number       Ref.   Title of Document                  Location
    --------     ------ -------------------------------    ------------
    16.01        16     Letter regarding change in         Attached
                        Certifying Accountant
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                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BOOK CORPORATION OF AMERICA


Date: March 30, 2001                 By /s/ William Messerli
                                        ------------------------------
                                     William Messerli
                                     President



Date: March 30, 2001                 By  /s/ Philip Yordan
                                         -----------------------------
                                     Phillip Yordan
                                     Treasurer








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